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                                                                    Exhibit 24.2

                               POWER OF ATTORNEY

                  FILING OF REGISTRATION STATEMENT ON FORM S-4

   KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NORTHROP GRUMMAN CORPORATION, a Delaware corporation (the "Corporation"), hereby nominate and appoint RICHARD B. WAUGH, JR., RICHARD R. MOLLEUR and JOHN H. MULLAN, and each of them acting or signing singly, as his or her agents and attorneys-in-fact (the "Agents"), in his or her respective name and in the capacity or capacities indicated below to execute and/or file
(1) a registration statement on Form S-4 under the Securities Act of 1933, as amended, (the "Act"), in connection with the registration, offer and sale or exchange under the Act of shares of Common Stock of this Corporation in connection with the Corporation's tender or exchange offer (including any associated merger transaction) for the Common Stock, $.02 par value of Comptek Research, Inc.; and (2) any one or more amendments to any part of the foregoing registration statement, including any post-effective amendments or appendices or supplements that may be required to be filed under the Act to keep such registration statement effective or to terminate its effectiveness.

   Further, the undersigned do hereby authorize and direct the said agents and attorneys-in-fact to take any and all actions and execute and file any and all documents with the Securities and Exchange Commission (the "SEC"), or state regulatory agencies, necessary, proper or convenient in their opinion to comply with the Act and the rules and regulations or orders of the SEC, or state regulatory agencies, adopted or issued pursuant thereto, including the making of any requests for acceleration of the effective date of said registration statement, to the end that the registration statement of the Corporation shall become effective under the Act and any other applicable law.

   Finally, each of the undersigned does hereby ratify, confirm and approve each and every act and document which the said appointed agents and attorneys-in-fact may take, execute or file pursuant thereto with the same force and effect as though such action had been taken or such documents had been executed or filed by the undersigned respectively.

   This Power of Attorney shall remain in full force and effect until revoked or superseded by written notice filed with the SEC.

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   IN WITNESS WHEREOF, this Power of Attorney has been executed in counterpart originals by the undersigned on this 29th day of June, 2000.

               /s/ Kent Kresa                     Chairman of the
      -------------------------------------       Board, President and
                   Kent Kresa                     Chief Executive
                                                  Officer and Director
                                                  (Principal Executive
                                                  Officer)

            /s/ Jack R. Borsting                  Director
      -------------------------------------
                Jack R. Borsting

           /s/ John T. Chain, Jr.                 Director
      -------------------------------------
               John T. Chain, Jr.

                /s/ Vic Fazio                     Director
      -------------------------------------
                    Vic Fazio

              /s/ Phillip Frost                   Director
      -------------------------------------
                  Phillip Frost

             /s/ Robert A. Lutz                   Director
      -------------------------------------
                 Robert A. Lutz

            /s/ Aulana L. Peters                  Director
      -------------------------------------
                Aulana L. Peters

             /s/ John E. Robson                   Director
      -------------------------------------
                 John E. Robson

          /s/ Richard M. Rosenberg                Director
      -------------------------------------
              Richard M. Rosenberg

          /s/ John Brooks Slaughter               Director
      -------------------------------------
              John Brooks Slaughter

          /s/ Richard J. Stegemeier               Director
      -------------------------------------
              Richard J. Stegemeier

          /s/ Richard B. Waugh, Jr.               Corporate Vice
      -------------------------------------       President and Chief
              Richard B. Waugh, Jr.               Financial Officer
                                                  (Principal Financial
                                                  Officer and
                                                  Principal Accounting
                                                  Officer)

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